UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   Form 8-K/A


                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of Earliest Event Reported) December 17, 2001


                        Commission File Number 001-10304



                              AMEXDRUG CORPORATION
                              --------------------
             (Exact Name of Registrant as Specified in its Charter)


                  Nevada                                   95-2251025
                  ------                                   ----------
         (State or other jurisdiction of               (I.R.S. Employer
         incorporation or organization)              Identification Number)



                        396 South Doheny Drive, Suite 326
                        ---------------------------------
                         Beverly Hills, California 90211
                         -------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)


                                 (310) 855-0475
                                 --------------
                (Registrant's Executive Office Telephone Number)




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Item 8.  Change in Fiscal Year


         On December 21, 2001, Amexdrug Corporation, a California corporation ("Amex CA") filed a Current Report on Form 8-K disclosing that for purposes of redomiciling the Company from California to Nevada, Amex CA entered into a Merger Agreement with Amexdrug Corporation, a Nevada corporation, ("Amex NV"), with Amex NV being the surviving corporation.

         The Company inadvertently failed to disclose that the fiscal year end of the surviving entity is December 31. Accordingly, at the time of the merger, the Company changed its fiscal year end from June 30 to December 31. The first report affected by this change will be the 10- KSB report for the year ended December 31, 2001, which the Company will file within 90 days of December 31, 2001.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.



                                   AMEXDRUG CORPORATION



Date: February 21, 2001         By /s/ Jack Amin
                                   ---------------------------------------------
                                   Jack Amin, President, Chief Financial Officer



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